COCRYSTAL PHARMA, INC.

Investor Presentation

May 2020

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expected results of our collaboration with Merck Sharp & Dohme Corp. ("Merck"), including the expected acceleration of our influenza program, the anticipated characteristics of the drug candidates developed as the result of this collaboration, expected funding by Merck of future research, development and commercialization of products derived from such collaboration, and the expected future payments and royalties in connection with the collaboration; the expected progress in developing an effective first-in-class therapeutic and prophylactic treatment of COVID-19 infections and the anticipated timing of achieving the value-driving milestones, including identifying additional inhibitors using our proprietary platform technology in Q3 2020, and the selection of a preclinical lead molecule in Q4 2020; the expected progress of our HCV program, including future partnership discussions; the expected progress of our influenza program and the anticipated timing of achieving the value-driving milestones, including securing a supply line in Q2 2020 and initiating the 2nd batch API synthesis in Q3 2020; the expected progress of our norovirus program and the anticipated timing of achieving the value-driving milestones, including completion of a proof-of-concept animal study in Q4 2020; and the expected future success of our drug candidates compared to approved drugs,. Forward-looking statements are prefaced by words such as "expect," "plan," "intend," "anticipate," and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including, without limitation, the risks arising from the impact of the COVID-19 pandemic on our Company, including supply chain disruptions, our continued ability to proceed with our programs, receive necessary regulatory approvals and continue to rely on certain third parties, and on the national and global economy, risks arising from our reliance on continuing collaboration with Merck under the collaboration agreement, the future results of preclinical and clinical studies, general risks arising from clinical trials, receipt of regulatory approvals, development of effective treatments and/or vaccines by competitors, and our ability to find and enter into agreements with suitable collaboration partners. Further information on our risk factors is contained in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2019. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Cocrystal's Seasoned Senior Leadership

Management Team

Gary Wilcox, Ph.D.

Chairman and Chief Executive Officer

- Over 35 years of executive biotech leadership experience and played a key role in the development of Cialis

Sam Lee, Ph.D.

President

- Over 25 years of anti-infective drug discovery research experience and played a key role in the early development of phosphoinositide 3-kinase (PI3K) delta inhibitors

James J. Martin, MBA, CPA

Chief Financial Officer

- Over 25 years of finance and management experience including providing financial leadership to commercial-stage, publicly traded health science companies

Scientific Advisory Board

Roger Kornberg, Ph.D. *Director, Chairman of the Scientific Advisory Board*	• Professor • Stanford University School of Medicine • Nobel Laureate
Michael Levitt, Ph.D. *Member*	• Professor • Stanford University School of Medicine • Nobel Laureate
Baek Kim, Ph.D. *Member*	• Director of Center for Drug Discovery • Emory University
Bob Lehman, Ph.D. *Member*	• Professor (Emeritus) • Stanford University School of Medicine
Gary Schoolnik, M.D. *Member*	• Professor (Emeritus) • Stanford University School of Medicine
Roland Strong, Ph.D. *Member*	• Professor • Fred Hutchinson Cancer Research Center
Christophe Verlinde, Ph.D. *Member*	• Professor (Emeritus) • University of Washington

Corporate Overview

Highlights
Clinical Stage Antiviral Company
Proprietary Drug Discovery Platform
Merck Influenza Collaboration

Target Diseases
Influenza
Hepatitis
Coronavirus (COVID-19)
Norovirus (Gastroenteritis)

Technology and Drug Discovery Platform

Technology Platform

Based on Nobel Prize-winning technology

- Near-atomic resolution
- X-ray quality crystal production
- Drug pocket selection
- Hit-to-lead process
- Lead optimization
- **Drug candidates**









Drug Discovery Platform


Protein Engineering
Expression & Purification
Crystal Screening
Crystal Candidates
Crystal Optimization
X-ray Diffraction Test & QC
Crystal Production
High Throughput X-ray Crystallography

- Fully-optimized operations from expression through high resolution X-ray data
- Stringent quality oversight of procedures for crystal production
- High throughput X-ray data collection and computational methods
- Large-scale crystal production capabilities

Robust Development Pipeline

Program		Discovery	Preclinical	Phase 1	Phase 2a	Phase 2b	Phase 3
Hepatitis C (HCV)	**CC-31244 – University of MD** (Pan-genotypic NS5B NNI)						
Influenza	**CC-42344** (Influenza A PB2 Inhibitor)						
	Influenza A/B inhibitor		**In collaboration with**		MERCK		
Coronavirus (COVID-19)	**Replication and Protease Inhibitor**						
Norovirus (Gastroenteritis)	**Replication and Protease Inhibitor**						

Merck/Cocrystal Team Initiates Influenza Collaboration

Recognized revenue of **$6.56 million** in 2019, eligible to receive up to **$156 million** in milestone payments and royalties (undisclosed) on product sales

- Exclusive license and collaboration agreement to discover and develop certain proprietary influenza A/B antiviral agents
- Merck continues to fund all:
  - Research and development
  - Clinical development
  - Worldwide commercialization of any products derived from the collaboration
- Dedicated joint research committee in place
- First year of program completed and second year ongoing
- Collaboration is expected to advance the development of certain influenza A/B antivirals

MERCK

Overview | Antiviral Programs:

Coronavirus

COVID-19: Current Global Pandemic as of 5/8/2020 with No FDA Approved Therapeutic or Vaccine


Total Confirmed
3,902,628
Global Deaths
272,286
NORTH AMERICA
SOUTH AMERICA
EUROPE
AFRICA
ASIA
AUSTRALIA
North Pacific Ocean
North Atlantic Ocean
South Pacific Ocean
South Atlantic Ocean
Indian Ocean
North Pacific Ocean

Coronavirus COVID-19 Global Cases by the Center for Systems Science and Engineering (CSSE) at Johns Hopkins University (JHU) as of 5.8.20

Kansas State University Research Foundation Agreements

Cocrystal acquires exclusive patent rights and know-how for coronavirus and norovirus therapeutics for humans use

- License agreements with Kansas State University Research Foundation (KSURF) to further develop certain proprietary broad-spectrum compounds for coronavirus and norovirus
- Demonstrated *in vitro* antiviral activity against SARS-Cov2 and *in vivo* efficacy in proof-of-concept animal model
- Advances the Company's programs significantly by providing potent compounds for further development
- Opens new development opportunities to apply Cocrystal's antiviral platform technology

KANSAS STATE UNIVERSITY

Aggressively Pursuing Development of Novel Antiviral Therapies for the Treatment of COVID-19 Infections

- Potential to be effective treatment for COVID-19 (SARS-CoV-2)
- Develop COVID-19 (SARS-CoV-2) inhibitors using proprietary platform technology
- Targeting viral replication complex and protease
- Potential first-in-class therapeutic and prophylactic treatment

NEXT STEPS:

✓ Q2 2020 File Additional Patent Application

✓ Q2 2020 Proof-of-Concept Animal Model Study

✓ Q2 2020 Initiate Preclinical Studies of COVID-19 Inhibitors

- Q3 2020 Identify Additional Inhibitors Using Our Proprietary Platform Technology
- Q4 2020 Preclinical Lead Molecule Selection

Overview | Antiviral Programs:

Hepatitis C

HCV Is Still a Global Issue

71 Million
people infected globally[1]

400,000
people die annually from related causes[1]

Only 20%
of infected patients have been diagnosed[1]

Only 2%
of infected patients are being treated[1]

1: Polaris Observatory, 2019

Cocrystal's HCV Strategy

Lead program CC-31244, Phase 2a study for the treatment of Hepatitis C

Current HCV Market Overview

- Limitations of existing long-term HCV therapies:
  - Longer period for viruses to replicate and mutate, creating significant drug resistance challenges
  - Increased risk of adverse events
  - Greater opportunity for missed doses
  - Multiple opportunities in developing shorter combination therapy with approved HCV drugs

Evolution of Shorter Therapy

Nucleoside/NS5A Inhibitors



Epclusa

Gilead's EPCLUSA®

12-week treatment

Approved June 2016

Protease/NS5A Inhibitors



Mavyret

AbbVie's Mavyret™

8-week treatment

Approved August 2017

Shorter Treatment Drives Increased Market Share

2017 Annual Sales: $12.69 Billion


J&J
$619M
AbbVie
$1.27B
Merck
$1.66B
Gilead
$9.14B

- Gilead (Harvoni, Epclusa, Sovaldi, Vosevi)
- J&J (Olysio)
- AbbVie (Viekira, Mavyret)
- Merck (Zepatier)

Source: 2017 Form 10-K

2018 Annual Sales: $8.3 Billion


J&J
$533M
Merck
$455M
Gilead
$3.71B
AbbVie
$3.62B

- Merck (Zepatier)
- AbbVie (Viekira, Mavyret)
- Gilead (Harvoni, Epclusa, Sovaldi, Vosevi)
- J&J (Olysio)

Source: 2018 Form 10-K

CC-31244: HCV Non-Nucleoside Inhibitor (NNI)

HCV GT1 – GT6 NS5B Polymerase Crystals



Next Generation Combination Therapy

- Potential best-in-class HCV NNI with a strong profile
- Broad spectrum, potent NS5B polymerase inhibitor
- High barrier to drug resistance
- Effective against known NNI drug resistant variants
- Liver targeting
- Novel mechanism of action

Potential Best-in-Class NNI

Drug	Genotype	Dose (mg)	Treatment Frequency	Viral Load Reduction (Log_{10}IU/ml)
CC-31244	**Genotypes 1-6**	**400**	**QD**	**(3.0)**
ABT-333 (Dasabuvir)[1]	Genotype 1	400	BID	(1.08)
		800	BID	(0.95)
GS-9190 (Tegobuvir)	Genotype 1	40	BID	(1.0)
		120	BID	(1.5)

COCRYSTAL PHARMA, INC.

Cocrystal Pharma Phase 2a Completed

- The treatment was well tolerated with no study discontinuations due to adverse events
- Eight of 12 subjects (67%) achieved both SVR12 and SVR24, considered virologic cure
- Four patients had virologic relapse at Week 10, 4 weeks after completion of treatment
- Patients that achieved SVR had significantly higher frequencies of terminally differentiated effector memory CD8+ T cells compared with those who relapsed

NEXT STEPS:

✓ Q1 2020 Complete Final Report on Phase 2a U.S. Trial

- Partnership Goal – Development Point Achieved

Overview | Antiviral Programs:

Influenza

Significant Unmet Need in Growing Influenza Market

Seasonal and pandemic infection

1 Billion
cases annually[2]

3-5 Million
cases of severe illness annually[1]

Up to **650,000**
deaths worldwide[1]

Current antiviral treatments are burdened by significant viral resistance

- Approved influenza therapies have major limitations
  - Tamiflu® has a long history of drug resistance issues[3]
  - Xofluza™ (approved November 2018) also has shown emergence of drug resistant mutations[4]

1. BCC Research (May 2018) The Global Influenza Market
2. Hussain, et al, Infection and Drug Resistance 2017:10 121-134
3. ScienceDaily (March 2014) Tamiflu-resistant influenza related to mutations in genome
4. NEJM Journal Watch (September 2018) A Promising Drug for Influenza?

Influenza Remains a Major U.S. and Global Concern

CNN — Health » Food | Fitness | Wellness | Parenting | Vital Signs — Live TV — U.S. Edition +

Flu season deaths top 80,000 last year, CDC says

September 27, 2018

KSL TV — **US on track for one of the worst flu seasons in decades**

Jan. 6, 2020

LIVESCIENCE — **Child Flu Deaths Hit Record High for This Time of Year**

Jan. 7, 2020

WLRN Miami | South Florida — **Flu Season Off To Early Start, And It Could Be Severe**

Jan. 6, 2020

Medscape — **Flu Rates Rising, Pediatric Deaths Double Compared to 2018: CDC**

Dec. 30, 2019

the japan times — NATIONAL / SCIENCE & HEALTH

Flu viruses resistant to new drug Xofluza uncovered in Japan

AAP News — June 1, 2018

CDC: Pediatric flu deaths rise to 171, tying record

THE WALL STREET JOURNAL. — **The Flue Season My Yet Turn Ugly, CDC Warns**

Jan. 8, 2019

FORTUNE — **Another Flu Pandemic Is Inevitable, World Health Organization Says**

Mar. 11, 2019

Influenza A/B Merck Collaboration



Proprietary Influenza A and B Crystals

- Broad spectrum, potent dual influenza A/B preclinical lead will be developed
    - Result of Cocrystal's drug discovery platform technology
    - Binds to highly conserved site of influenza A and B replication complex
    - Expected to be active against seasonal, pandemic and existing drug resistant influenza A and B strains

CC-42344: Influenza A Drug



Potential for Cocktail Therapy

- Binds to the highly conserved pocket on replication enzyme
- Exhibits broad spectrum activity against seasonal and pandemic influenza strains
- Favorable preclinical safety profile and pharmacokinetic properties
- Multiple routes of administration (oral, inhalation, and injection)

NEXT STEPS:

✓ Q2 2020 Secure Supply Line

- Q3 2020 Initiate 2nd Batch API Synthesis

CC-42344 Shows Strong Synergistic Effects with Approved Influenza Antivirals

Polymerase Inhibitor


Favipiravir
Cocrystal
42344
Xofluza
Tamiflu


CC-42344
T-705


CC-42344
CC-43001


CC-42344
Oseltamivir acid

PA Inhibitor

Neuraminidase Inhibitor

CC-42344: Pharmacological, Safety, Toxicity, and PK Evaluations Completed

- ☑ *In vitro* antiviral profiling against seasonal and pandemic influenza A strains
- ☑ Cytotoxicity including larger screen: HepG2/high content analysis and 13 cell lines
- ☑ Caco-2 bidirectional permeability
- ☑ CYP inhibition (HLM): inhibition (2D6, 3A, 1A, 2B6, 2C8, 2C9, 2C19) & time dependent inhibition (2D6, 3A4)
- ☑ Thermodynamic/aqueous solubility
- ☑ pION solubility determination (at pH 7.4)
- ☑ Metabolic stability in rat and human microsomes (intrinsic clearance)
- ☑ Plasma protein binding (human)
- ☑ Plasma stability/half-life determination (human, rat)
- ☑ Pharmacokinetics: in rats (IV/PO), mouse (IV/PO) and dogs (IV/PO)
- ☑ In silico genotoxicity /carcinogenicity
- ☑ Off-target: kinase/receptor profiling; safety screen (CEREP)
- ☑ Mitochondrial toxicity (GLU/GAL)
- ☑ Mini Ames (genotox) screen
- ☑ Mini hERG (*in vitro* pharmacology) screen
- ☑ Exploratory 7-day mouse tox study (up to 500 mg/kg/day)

Overview | Antiviral Programs:

Norovirus

Norovirus: No Approved Treatment or Vaccine

Norovirus Polymerase and Protease Crystals



$4.2 billion in direct health system costs[1]

700 million
infections
worldwide annually[1]

19-21 million
cases
in the U.S.[2]

400,000
emergency department visits in the U.S.[2]

56,000-71,000 hospitalizations
in the U.S.[2]

1. World Economic Forum, What is the economic impact of norovirus infections?, 2016
2. CDC, Norovirus Disease in the United States, 2013

Cocrystal's Norovirus Program

- Potential first therapy
- Potent and broad-spectrum polymerase and protease inhibitors
- Structure-based lead discovery ongoing
- Licensed potent, broad spectrum protease inhibitors from KSURF

Novel NNI Pockets


NNI

NEXT STEPS:

✓ Q2 2020 File Additional Patent Application

- Q4 2020 Complete Proof-of-Concept Animal Study

Well-Positioned for Growth

Growing Intellectual Property Portfolio

- **HCV**
  - NS5B (non-nucleoside inhibitor)
    - Issued patents in U.S.
    - Pending applications in U.S. and worldwide
    - Pending U.S. provisional application
- **Influenza**
  - PB2 (influenza A inhibitor)
    - Pending applications in PCT and Taiwan
    - Pending U.S. provisional applications
- **Influenza A/B**
  - Influenza A/B inhibitor
  - Pending applications in U.S. and worldwide
- **Coronavirus**
  - Issued patents in U.S. and major countries
  - Pending U.S. provisional applications
- **Norovirus**
  - Issued patents in U.S. and major countries
  - Pending U.S. provisional applications

Financial Snapshot: NASDAQ: COCP

~$46MM Market cap[1]	**52.1MM** Common shares outstanding	**~6.37MM** Average 3 month daily volume[2]

~$7.4MM Cash Balance as of December 31, 2019	**$20MM** Proceeds from Q1 2020 financings not included in December 31, 2019 cash balance

- 53.3 MM Fully Diluted Shares
- No Preferred Shares Outstanding
- No Debt Outstanding

1: Based on May 4, 2020 closing price of $.89 per share; 2: Yahoo Finance, 3-month daily volume

Strategy Directed at Advancing Programs and Growing Value

- Advancing preclinical COVID-19 Coronavirus program by leveraging patent rights and compounds recently acquired from Kansas State University Research Foundation

- Ongoing collaboration with Merck has accelerated influenza A/B development program

- Continue to progress our innovative pipeline for Influenza, Hep C, COVID-19 and Norovirus gastroenteritis

- Form additional strategic collaborations

COCRYSTAL PHARMA, INC.

Thank you!